UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 SAIC Drive, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2016, Science Applications International Corporation (the “Company”) announced that Charles A. Mathis has been appointed the Executive Vice President and Chief Financial Officer of the Company, effective as of November 14, 2016.

Prior to joining the Company, Mr. Mathis, 56, previously served as Executive Vice President and Chief Financial Officer of ScanSource, Inc., a NASDAQ-listed global provider of technology products and solutions, from December 2012 to October 2016. From 2008 to 2012, Mr. Mathis served as Executive Vice President and Chief Financial Officer of Force Protection, Inc., a former NASDAQ-listed defense contractor and manufacturer of heavy duty armored vehicles.

There are no family relationships between Mr. Mathis and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Mr. Mathis or any member of his immediate family and the Company that require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Mathis will receive the following compensation: (i) an annual base salary of $500,000; (ii) a one-time cash sign-on bonus in the amount of $120,000 to be paid within a reasonable time after Mr. Mathis’ start date; and, (iii) an award of Company restricted stock units valued at $400,000 to be granted in December 2016. As an executive officer of the Company, Mr. Mathis will also be entitled to participate in the Company’s executive incentive compensation plan, which includes short-term and long-term performance incentives, as well as the Company’s Deferred Compensation Plan.

Item 7.01. Regulation FD Disclosure.

On November 7, 2016, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2016

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press Release, dated November 7, 2016.	Furnished Electronically